Exhibit 99.6

ASSIGNMENT OF LOANS, LIENS
AND DOCUMENTS

          THIS ASSIGNMENT OF LOANS, LIENS AND DOCUMENTS (this “Agreement”) dated as of December 21, 2007 by and among LAURUS MASTER FUND, LTD., a Cayman Islands company (“Assignor”), VALENS U.S. SPV I, LLC, a Delaware limited liability company (“Valens US”) and VALENS OFFSHORE SPV II, CORP., a Delaware corporation (“Valens Offshore”; and together with Valens US, individually, each an “Assignee” and collectively, the “Assignees”).

BACKGROUND

          Verso Technologies, Inc., Telemate.Net Software, Inc., Verso Verilink, LLC, sentitO Networks, Inc. and Verso Backhaul Solutions, Inc. (each a “Company” and, collectively, the “Companies”) and Assignor are parties, as applicable, to a Security Agreement dated as of September 20, 2006 (as amended, restated, modified and/or supplemented from time to time, the “Security Agreement”) and the Ancillary Agreements as therein defined (such Ancillary Agreements together with the Security Agreement, as each may be amended, restated modified and/or supplemented from time to time, collectively, the “Loan Documents”).

          Assignor has agreed to sell and assign all of its right, title, and interest in and to up to $1,250,000 of any Tranche A Loans requested by the Company Agent from and after the date hereof (including, without limitation, its funding and other obligations and commitments in respect thereof under the Loan Documents) to Assignees in the aggregate and Assignees have agreed to purchase the same from Assignor on the terms and conditions herein contained.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings set forth in the applicable Loan Documents.

          2. Assignment and Assumption.

          (a) As of the date hereof, Assignor hereby TRANSFERS, ASSIGNS, SELLS, GRANTS and CONVEYS, WITHOUT RECOURSE, REPRESENTATION OR WARRANTY OF ANY NATURE WHATSOEVER (except as expressly set forth in Section 6(a) of this Agreement) unto (i) Valens US all of Assignor’s right, title, and interest in and to up to $462,500 of any Tranche A Loans requested by the Company Agent from and after the date hereof (including, without limitation, Assignor’s funding and other obligations and commitments in respect thereof under the Loan Documents, the “Valens US Post-Assignment Loans”), and (ii) Valens Offshore all of Assignor’s right, title, and interest in and to up to $787,500 of any Tranche A Loans requested by the Company Agent from and after the date hereof (including, without limitation, Assignor’s funding and other obligations and commitments in respect thereof under the Loan Documents, the “Valens Offshore Post-Assignment Loans”; and together with the Valens US Post-Assignment Loans, collectively, the “Valens Post-Assignment Loans”), together with each Assignee’s pro-rata share of all attendant liens, rights, claims, title, assignments and interests (including security interests), pertaining to or arising from the Loan Documents (the “Assigned Rights”). Notwithstanding anything to the contrary contained herein, the Assigned Rights shall not include any warrants previously issued to Assignor that are exercisable for shares of Common Stock of Parent evidenced by the Existing Common Stock Purchase Warrants (as defined in paragraph 5(b) below), provided, that nothing contained herein shall in any way address, revise or otherwise modify any such warrant expressly assigned, transferred or conveyed by Assignor to any Assignee prior to the date hereof.

          (b) As of the Effective Date, Assignees hereby PURCHASE all of the Assigned Rights and ASSUME all of Assignor’s obligations under and with respect to the Loan Documents as of the Effective Date.

          3. Payment of Purchase Price. In consideration for the Assigned Rights, Assignees shall on the date hereof assume all of Assignor’s funding and other obligations and commitments under the Loan Documents in respect of the Valens Post-Assignment Loans, which such assumption shall constitute payment in full of the purchase price for the Assigned Rights.

          4. Repayment Terms. Notwithstanding anything to the contrary contained in the Security Agreement or any Ancillary Agreement:

          (a) Interest payable on the outstanding principal amount of Valens Post-Assignment Loans (the “Principal Amount”) shall accrue at a rate per annum equal to sixteen percent (16.0%). Interest shall be (i) calculated on the basis of a 360 day year, and (ii) payable monthly, in arrears, commencing on January 1, 2008, on the first business day of each consecutive calendar month thereafter through and including the close of business on April 30, 2008, subject to acceleration upon the occurrence of an Event of Default under the Security Agreement or other termination under the Security Agreement (the “Maturity Date”), and on the Maturity Date, whether by acceleration or otherwise; and

          (b) Any outstanding Principal Amount together with any accrued and unpaid interest and any and all other unpaid amounts which are then owing by the Companies to any Assignee under this Agreement, the Security Agreement and/or any other Ancillary Agreement shall be due and payable on the Maturity Date. Upon repayment in full in cash of all amounts due and owing in respect of the Valens Post-Assignment Loans on the Maturity Date, whether by acceleration or otherwise, each Assignee’s commitment to make any Tranche A Loans shall be immediately and irrevocably terminated. Notwithstanding anything to the contrary contained in the Security Agreement or any Ancillary Agreement, all proceeds of Collateral received by the Companies, Assignor and/or any Assignee in the ordinary course of business shall be used first, to repay Tranche A Loans other than the Valens Post-Assignment Loans, and second, to repay the Valens Post-Assignment Loans pro rata among each of the Assignees.

          5. Additional Consideration to Assignees. In consideration for each Assignee’s agreement to purchase all of the Assigned Rights, each of the Companies hereby agrees as follows:

          (a) Parent shall, on the date hereof, instruct its transfer agent to (i) issue to Valens US 385,417 shares of Common Stock of Parent (the “Valens US Closing Shares”), and (ii) issue to

Valens Offshore 656,250 shares of Common Stock of Parent (the “Valens Offshore Closing Shares”; and together with the Valens US Closing Shares, collectively, the “Closing Shares”), and Parent shall cause an original stock certificate representing the Closing Shares to be delivered to each Assignee no later than three (3) Business Days after the date hereof. Each Assignee acknowledges that the certificate representing the Closing Shares shall bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE, STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VERSO TECHNOLOGIES, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

          (b) Parent hereby represents and warrants to Assignor and each Assignee that (i) Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, (ii) Parent has the corporate power and authority to own and operate its properties and assets and to execute and deliver this Agreement and to issue the Closing Shares, (iii) each direct and indirect Subsidiary of Parent and the authorized, issued and outstanding capital stock Parent and each direct and indirect Subsidiary of Parent, together with a detailed list of the persons and entities (together with percentage ownership interests) owning such capital stock, is set forth on Schedule 1 hereto, (iv) except as set forth on Schedule 2, other than shares which may be granted pursuant to (A) this Agreement, (B) that certain Common Stock Purchase Warrant originally exercisable for 1,321,877 shares of Common Stock of Parent dated as of September 20, 2006 made by Parent in favor of Assignor, (C) that certain Common Stock Purchase Warrant originally exercisable for 600,000 shares of Common Stock of Parent dated as of September 20, 2006 made by Parent in favor of Assignor, (D) that certain Common Stock Purchase Warrant originally exercisable for 150,000 Shares of Common Stock of Parent dated as of December 29, 2006 made by Parent in favor of Assignor and (E) that certain Common Stock Purchase Warrant originally exercisable for 330,470 Shares of Common Stock of Parent dated as of December 29, 2006 made by Parent in favor of Assignor (subclauses (B) through (E) above, collectively referred to as the “Existing Common Stock Purchase Warrants”), there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from Parent of any of its securities, (v) except as set forth on Schedule 3, neither the issuance of the Closing Shares nor the consummation of any transaction contemplated hereby will result in a change in the price or number of any securities of Parent outstanding under anti-dilution or other similar provisions contained in or affecting any such securities, (vi) all issued and outstanding shares of Parent’s Common Stock have been duly authorized and validly issued and are fully paid and nonassessable, (vii) the rights, preferences, privileges and restrictions of the shares of Parent’s Common Stock are as stated in Parent’s Articles of Incorporation as amended through the date hereof, (viii) the Closing Shares when issued will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances, (ix) the issuance of the Closing Shares is not subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with, (x) the execution, delivery and performance of and compliance with this Agreement, the Security Agreement and the Ancillary Agreements to which Parent is a party, and the issuance of the Closing Shares pursuant hereto, will not, with or without the passage of time or giving of notice, result in any material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of Parent or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to Parent, its business or operations or any of its assets or properties, (xi) Parent’s obligation to issue the Closing Shares pursuant hereto is binding upon Parent and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of Parent; and (xii) all issued and outstanding shares of Parent’s capital stock shall be issued in compliance with all applicable state and federal laws concerning the issuance of securities.

          (c) On the date hereof, Parent shall pay (i) to Valens Capital Management, LLC, the investment manager of the Assignees (“VCM”), a non-refundable payment in an amount equal to $18,750.00; This amount, to be calculated at closing, equals the sum of one and one-half percent (1.50%) of the aggregate principal amount of the Valens Post-Assignment Loans, plus reasonable expenses (including legal fees and expenses) incurred in connection with the entering into of this Agreement and the Ancillary Agreements, plus expenses incurred in connection with each of VCM’s and/or Assignees’ due diligence review of Parent and its Subsidiaries and all other related matters, (ii) to Valens US, a non-refundable payment in an amount equal to $9,250.00; This amount, to be calculated at closing, equals seventy-four one hundredths of one percent (0.74%) of the aggregate principal amount of the Valens Post-Assignment Loans, and (iii) to Valens Offshore, a non-refundable payment in an amount equal to $15,750.00; This amount, to be calculated at closing, equals one and twenty-six one hundredths of one percent (1.26%) of the aggregate principal amount of the Valens Post-Assignment Loans. Each of the foregoing payments in clauses (i), (ii) and (iii) shall be deemed fully earned on the date hereof and shall not be subject to rebate or proration for any reason.

          (d) The Companies have provided complete copies of the Asset Purchase Agreement dated as of the date hereof (the “Asset Purchase Agreement”) between Parent and NMS Communications Corp. (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto, if any) and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof to each Assignee. None of such documents and agreements has been amended or supplemented, nor have any of the provisions thereof been waived, except pursuant to a written agreement or instrument which has heretofore been delivered to each Assignee.

          (e) Parent shall enforce all of its rights under the Asset Purchase Agreement including, but not limited to, all indemnification rights and pursue all remedies available to it with diligence and in good faith in connection with the enforcement of any such rights.

          6. Representations, Warranties and Covenants of Assignor and Assignees.

          (a) Assignor represents and warrants that (i) upon the assignment hereby, the Assigned Rights are free and clear of any lien or encumbrance created by Assignor; (ii) this Agreement has been duly authorized, executed and delivered by Assignor, and is the legal, valid and binding obligation of Assignor enforceable in accordance with its terms; (iii) it has title to the Assigned Rights, (iv) it has not previously assigned, sold, sold a participation interest in, hypothecated or otherwise transferred any interest that it had or may have in the Assigned Rights or the Loan Documents, (v) no Loan Document has been modified or amended in any manner, and (vi) it has not funded any Valens Post-Assignment Loans to any Company under the terms of the Loan Documents.

          (b) Each Assignee hereby acknowledges that it is taking the Assigned Rights as is, without recourse to Assignor, without the benefit of any representations or warranties from Assignor, except as expressly stated in Section 6(a) above.

          (c) Each Assignee represents and warrants that this Agreement has been duly authorized, executed and delivered by it, and is the legal, valid and binding obligation of such Assignee enforceable in accordance with its terms.

          (d) Each Assignee hereby represents, warrants and covenants to Parent as follows:

          (i) Each Assignee understands that the Closing Shares are being offered pursuant to an exemption from registration contained in the Securities Act based in part upon such Assignee’s representations contained in this Agreement, including, without limitation, that such Assignee is an “accredited investor” within the meaning of Regulation D under the Securities Act. Each Assignee has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Closing Shares to be issued to it under this Agreement.

          (ii) Each Assignee has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to Parent so that it is capable of evaluating the merits and risks of its investment in Parent and has the capacity to protect its own interests. Each Assignee acknowledges that it must bear the economic risk of this investment until the Closing Shares are sold pursuant to (1) an effective registration statement under the Securities Act or (2) an exemption from registration is available.

          (iii) The Closing Shares are being issued to each Assignee for its own account for investment only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution.

          (iv) Each Assignee represents that by reason of its, or of its management’s, business and financial experience, such Assignee has the capacity to evaluate the merits and risks of its investment in the Closing Shares and to protect its own interests in connection with the transactions contemplated in this Agreement. Further, each Assignee is aware of no publication of any advertisement in connection with the transactions contemplated in this Agreement.

(v) Each Assignee represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

          (vi) Neither any Assignee nor any of their respective Affiliates or investment partners has, will, or will cause any Person, to directly engage in “short sales” of Parent’s Common Stock so long as any amounts under the Note shall be outstanding.

          7. Ratification. Each Company hereby acknowledges, ratifies and confirms that Assignor and each Assignee (as partial assignee of Assignor) has and shall continue to have (and hereby grants to Assignor and each Assignee) as security for the Obligations a valid first priority perfected security interest in the Collateral pursuant to and in accordance with the Loan Documents.

          8. Miscellaneous. Companies hereby acknowledge, confirm and agree that (a) any breach by any Company of any term or provision of this Agreement shall constitute an Event of Default under the Loan Documents, and (b) all obligations in respect of the Valens Post-Assignment Loans shall constitute Obligations under and as defined in the Loan Documents. Assignor and each Assignee hereby acknowledges, confirms and agrees that that it shall not exercise any rights under the Collateral Assignment dated as of the date hereof by Verso Technologies, Inc. and Verso Backhaul Solutions, Inc. in favor of Assignor unless and until an Event of Default shall have occurred and be continuing.

          9. Further Assurances. Assignor agrees to execute and deliver all such further documents, to do or cause to be done all such further acts and things, and to obtain all consents reasonably requested by any Assignee, in order to effect the transactions contemplated by this Agreement and to otherwise grant to such Assignee the intended benefit of this Agreement. Such actions include without limitation (a) filing of assignments sufficient to transfer Assignor’s security interests, (b) instructing depositary banks to accept the instructions of any Assignee with respect to disbursements from bank accounts, (c) effecting the transfers or re-issuances of any Loan Document and (d) delivering any documents necessary to effect the transactions contemplated by this Agreement and to otherwise grant to each Assignee the intended benefit of this Agreement, the delivery of which each Assignee expressly waives on the date hereof. Assignor hereby authorizes each Assignee to file assignments of all security interests (including assignments of UCC financing statements, PPSA filings, mortgages and deeds of trust) currently naming Assignor as secured party and any one or more Companies as debtors.

          10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          11. WAIVER OF JURY TRIAL. EACH OF ASSIGNOR AND EACH ASSIGNEE HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          12. Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Any signature delivered by facsimile transmission or other electronic transmission shall be deemed an original signature hereto.

[Signatures appear on the following page]

          IN WITNESS WHEREOF, this Assignment of Loans, Liens and Documents has been executed by the parties hereto on the date first written above.

ASSIGNOR:		ASSIGNEES:

LAURUS MASTER FUND, LTD.		VALENS U.S. SPV I, LLC

By:	Laurus Capital Management, LLC, its investment manager	By:	Valens Capital Management, LLC, its investment manager

By:		By:

Name:		Name:

Title:		Title:

ACCEPTED AND AGREED TO:		VALENS OFFSHORE SPV II, CORP.

VERSO TECHNOLOGIES, INC.		By:	Valens Capital Managemet, LLC, its investment manager

By:	/s/ Martin D. Kidder	By:

Name:	Martin D. Kidder	Name:

Title:	CFO	Title:

TELEMATE.NET SOFTWARE, INC.

By:	/s/ Martin D. Kidder

Name:	Martin D. Kidder

Title:	President

VERSO VERILINK, LLC

By:	/s/ Martin D. Kidder

Name:	Martin D. Kidder

Title:	President

SENTITO NETWORKS, INC.

By:	/s/ Martin D. Kidder

Name:	Martin D. Kidder

Title:	President

VERSO BACKHAUL SOLUTIONS, INC

By:	/s/ Martin D. Kidder

Name:	Martin D. Kidder

Title:	President

SCHEDULE 1

(Parent and Subsidiary Corporate Structure and Capitalization)

[Intentionally Omitted]

SCHEDULE 2

(outstanding options, warrants, rights, proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from Parent of any of its securities)

[Intentionally Omitted]

SCHEDULE 3

(changes in the price or number of any securities of Parent outstanding under anti-dilution or other similar provisions contained in or affecting any such securities)

[Intentionally Omitted]